EXHIBIT 99


                             JOINT FILER INFORMATION


Name: Carlyle U.S. Venture Partners, L.P., a Delaware limited partnership ("CUS")

Relationship to Issuer:         Less than 10% Direct Beneficial Owner of Sight
                                Resource Corporation (the "Issuer"); TCG
                                Ventures, L.L.C. is the general partner of CUS.
                                CUS disclaims beneficial ownership of all securities of the Issuer beneficially owned by Carlyle Venture Coinvestment, L.L.C., a Delaware limited liability company, Carlyle Venture
                                Partners, L.P., a Cayman Islands exempted limited partnership and C/S Venture Investors, L.P., a Cayman Islands exempted limited partnership, and indirectly beneficially owned by TCG Ventures, Ltd., a Cayman Islands corporation.

Joint Filer's Address:          c/o The Carlyle Group
                                1001 Pennsylvania Avenue, N.W.
                                Suite 220
                                Washington, D.C. 20004-2505

Designated Filer:               TCG Ventures, L.L.C.

Issuer and Ticker Symbol:       Sight Resource Corporation (VISN)

Date of Report:                 September 19, 2003

Signature: /S/ ROBERT GRADY
           ----------------

By: Robert Grady
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                             JOINT FILER INFORMATION


Name: Carlyle Venture Coinvestment, L.L.C., a Delaware limited liability company ("CVC")

Relationship to Issuer:         Less than 10% Direct Beneficial Owner of Sight
                                Resource Corporation (the "Issuer"); TCG
                                Ventures, L.L.C. is the managing member of CVC.
                                CVC disclaims beneficial ownership of all securities of the Issuer beneficially owned by Carlyle U.S. Venture Partners, L.P., a Delaware limited partnership, Carlyle Venture Partners,
                                L.P., a Cayman Islands exempted limited
                                partnership and C/S Venture Investors, L.P., a
                                Cayman Islands exempted limited partnership, and indirectly beneficially owned by TCG Ventures, Ltd., a Cayman Islands corporation.

Joint Filer's Address:          c/o The Carlyle Group
                                1001 Pennsylvania Avenue, N.W.
                                Suite 220
                                Washington, D.C. 20004-2505

Designated Filer:               TCG Ventures, L.L.C.

Issuer and Ticker Symbol:       Sight Resource Corporation (VISN)

Date of Report:                 September 19, 2003

Signature: /S/ ROBERT GRADY
           ----------------

By: Robert Grady
    ------------